UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549



                                   FORM 8-K

                                 CURRENT REPORT
                  Pursuant to Section 13 or 15(d) of The
                      Securities Exchange Act of 1934



December 17, 2007
Date of Report (Date of earliest event reported):


Renaissance Home Equity Loan Trust 2007-1
(Exact name of issuing entity as specified in its charter)


Renaissance Mortgage Acceptance Corp.
(Exact name of depositor as specified in its charter)


Delta Funding Corporation
(Exact name of sponsor as specified in its charter)


New York                 333-131637-04                 N/A
(State or other          (Commission                  (IRS Employer
jurisdiction              File Number)                Identification No.)
of incorporation)


c/o Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, MD                                                    21045
(Address of principal executive offices)                        (Zip Code)


(410) 884-2000
(Registrant's telephone number, including area code)


Not Applicable
Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


 Section 1 - Registrant's Business and Operations

 Item 1.03(a) - Bankruptcy or Receivership.

On December 17, 2007, Delta Funding Corporation, the Originator of the Renaissance Home Equity Loan Trust 2007-2, Home Equity Loan Asset-Backed Certificates, Series 2007-2 transaction, and certain affiliates thereof filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code, 11 U.S.C. Sections 101 et seq., in the United States Bankruptcy Court for the District of Delaware, case number 07-11881-CSS. The Debtor remains in control of its operations. A copy of the petition filed by Delta Funding Corporation is attached hereto as exhibit 99.1 and a copy of the first page of the docket pertaining to this petition is attached hereto as exhibit 99.2.

On December 17, 2007, Renaissance Mortgage Acceptance Corporation, the Depositor of the Renaissance Home Equity Loan Trust 2007-2, Home Equity Loan Asset-Backed Certificates, Series 2007-2 transaction, and certain affiliates thereof filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code, 11 U.S.C. Sections 101 et seq., in the United States Bankruptcy Court for the District of Delaware, case number 07-11882-CSS. The Debtor remains in control of its operations. A copy of the petition filed by Renaissance Mortgage Acceptance Corporation is attached hereto as exhibit 99.3 and a copy of the first page of the docket pertaining to this petition is attached hereto as exhibit 99.4.

On December 17, 2007, Renaissance REIT Investment Corp., the Seller of the Renaissance Home Equity Loan Trust 2007-2, Home Equity Loan Asset-Backed Certificates, Series 2007-2 transaction, and certain affiliates thereof filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code, 11 U.S.C. Sections 101 et seq., in the United States Bankruptcy Court for the District of Delaware, case number 07-11883-CSS. The Debtor remains in control of its operations. A copy of the petition filed by Renaissance REIT Investment Corp., is attached hereto as exhibit 99.5 and a copy of the first page of the docket pertaining to this petition is attached hereto as exhibit 99.6.



Section 9 - Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits.

  Exhibits

           Exhibit Number       Description

           EX-99.1 United States Bankruptcy Court District of Delaware Voluntary Chapter 11 Petition Delta Funding Corportation
                                Case Number 07-11881-CSS

           EX-99.2              U.S. Bankruptcy Court
                                District of Delaware (Delaware)
                                Bankruptcy Petition #:07-11881-CSS
                                Docket Report-Page 1-Delta Funding Corporation


           EX-99.3              United States Bankruptcy Court District
                                of Delaware Voluntary Chapter 11 Petition
                                Renaissance Mortgage Acceptance Corporation
                                Case Number 07-11882-CSS


           EX-99.4              U.S. Bankruptcy Court
                                District of Delaware (Delaware)
                                Bankruptcy Petition #:07-11882-CSS
                                Docket Report-Page 1-Renaissance Mortgage
                                Acceptance Corporation

           EX-99.5 United States Bankruptcy Court District of Delaware Voluntary Chapter 11 Petition Renaissance REIT Investment Corp.
                                Case Number 07-11883-CSS


           EX-99.6              U.S. Bankruptcy Court
                                District of Delaware (Delaware)
                                Bankruptcy Petition #:07-11883-CSS
                                Docket Report-Page 1-Renaissance REIT
                                Investment Corp.



 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Renaissance Home Equity Loan Trust 2007-1
 (Issuing Entity)


 Wells Fargo Bank, N.A.
 (Master Servicer)

  /s/ Julie Eichler
 Julie Eichler, Officer

 Date: December 21, 2007



Section 9 - Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits.

  Exhibits

           Exhibit Number       Description

           EX-99.1 United States Bankruptcy Court District of Delaware Voluntary Chapter 11 Petition Delta Funding Corportation
                                Case Number 07-11881-CSS

           EX-99.2              U.S. Bankruptcy Court
                                District of Delaware (Delaware)
                                Bankruptcy Petition #:07-11881-CSS
                                Docket Report-Page 1-Delta Funding Corporation


           EX-99.3              United States Bankruptcy Court District
                                of Delaware Voluntary Chapter 11 Petition
                                Renaissance Mortgage Acceptance Corporation
                                Case Number 07-11882-CSS


           EX-99.4              U.S. Bankruptcy Court
                                District of Delaware (Delaware)
                                Bankruptcy Petition #:07-11882-CSS
                                Docket Report-Page 1-Renaissance Mortgage
                                Acceptance Corporation

           EX-99.5 United States Bankruptcy Court District of Delaware Voluntary Chapter 11 Petition Renaissance REIT Investment Corp.
                                Case Number 07-11883-CSS


           EX-99.6              U.S. Bankruptcy Court
                                District of Delaware (Delaware)
                                Bankruptcy Petition #:07-11883-CSS
                                Docket Report-Page 1-Renaissance REIT
                                Investment Corp.



EX- 99.1
Official Form 1 (04/07)


United States Bankruptcy Court
District of Delaware

Voluntary Petition


Name of Debtor (if individual, enter Last, First, Middle):
Delta Funding Corporation

All Other Names used by the Debtor in the last 8 years
(include married, maiden, and trade names):
See Attachment

Last four digits of Soc. Sec./Complete EIN or other Tax ID No. (if more than one, state all):
11-2609517

Street Address of Debtor (No. and Street, City, and State):
1000 Woodbury Road, Suite 200
Woodbury, NY                                        ZIP CODE
                                                     11797

County of Residence or of the Principal Place of Business:
Nassau

Mailing Address of Debtor (if different from street address):

                                                    ZIP CODE

          ------------------------------------------------------------

Name of Joint Debtor (Spouse) (Last, First, Middle):


All Other Names used by the Joint Debtor in the last 8 years
(include married, maiden, and trade names):


Last four digits of Soc. Sec./Complete EIN or other Tax ID No. (if more than one, state all):


Street Address of Joint Debtor (No. and Street, City, and State):

                                                    ZIP CODE

County of Residence or of the Principal Place of Business:


Mailing Address of Joint Debtor (if different from street address):

                                                    ZIP CODE

Location of Principal Assets of Business Debtor
(if different from street address above):

--------------------------------------------------------------------------------

Type of Debtor
(Form of Organization)
(Check one box)
 _
|_| Individual (includes Joint Debtors) See Exhibit D on page 2 of this form. |X| Corporation (includes LLC and LLP)
|_|  Partnership
|_| Other (If debtor is not one of the above entities, check this box and state type of entity below.)


Nature of Business
(Check one box)
 _
|_|  Health Care Business
|_|  Single Asset Real Estate as defined in 11 U.S.C. Section 101(51B)
|_|  Railroad
|_|  Stockbroker
|_|  Commodity Broker
|_|  Clearing Bank
|X|  Other


Tax-Exempt Entity
(Check box, if applicable)
 _
|_| Debtor is a tax-exempt organization under Title 26 of the United States Code (the Internal Revenue Code).


Chapter of Bankruptcy Code Under Which
the Petition is Filed (Check one box)
 _
|_|  Chapter 7
|_|  Chapter 9
|X|  Chapter 11
|_|  Chapter 12
|_|  Chapter 13
|_| Chapter 15 Petition for Recognition of a Foreign Main Proceeding |_| Chapter 15 Petition for Recognition of a Foreign Nonmain Proceeding


Nature of Debts
(Check one box)
 _
|_| Debts are primarily consumer debts, defined in 11 U.S.C. Section 101(8) as "incurred by an individual primarily for a personal, family, or
 _   household purpose."
|X|  Debts are primarily business debts.


--------------------------------------------------------------------------------


Filing Fee (Check one box)
 _
|X|  Full Filing Fee attached
|_| Filing Fee to be paid in installments (applicable to individuals only). Must attach signed application for the court's consideration certifying that the debtor is unable to pay fee except in installments. Rule 1006(b).
 _   See Official Form 3A
|_| Filing Fee waiver requested (applicable to chapter 7 individuals only). Must attach signed application for the court's consideration. See Official Form 3B.

--------------------------------------------------------------------------------

Chapter 11 Debtors

Check one box:
 _
|_| Debtor is a small business as defined in 11 U.S.C. Section 101(51D). |X| Debtor is not a small business debtor as defined in 11 U.S.C. Section
     101(51D).

Check if:
 _
|_| Debtor's aggregate noncontingent liquidated debts (excluding Debts owed to insiders or affiliates) are less than $2,190,000.

          ------------------------------------------------------------

Check all applicable boxes:
 _
|_|  A plan is being filed with this petition.
|_| Acceptances of the plan were solicited prepetition from one or more classes of creditors, in accordance with 11 U.S.C. section 1126(b).

--------------------------------------------------------------------------------

  Statistical/Administrative Information
 _
|X|  Debtor estimates that funds will be available for distribution to unsecured
 _   creditors.
|_| Debtor estimates that, after any exempt property is excluded and administrative expenses paid, there will be no funds available for distribution to unsecured creditors.

--------------------------------------------------------------------------------

Estimated Number of Creditors

1-    50-   100-  200-  1,000-   5,001-   10,001-  25,001-  50,001-   OVER
49    99    199   999   5,000    10,000   25,000   50,000   100,000   100,000
|_|   |_|   |_|   |_|    |X|      |_|      | |       |_|      |_|       |_|


Estimated Assets
 _           _              _                 _                 _
|_|$0 to    |_|$10,001 to  |_|$100,001 to    |X|$1,000,001 to  |_|More than
   $10,000     $100,000       $l million        $l00 million      $100 million


Estimated Liabilities
 _           _              _                 _                 _
|_|$0 to    |_|$50,001 to  |_|$100,001 to    |X|$1,000,001 to  |_|More than $100
   $50,000     $100,000       $l million        $l00 million       million


THIS SPACE IS FOR COURT USE ONLY


(page)


Official Form 1 (04/07)

Form B1, Page 2


Voluntary Petition
(This page must be completed and filed in every case)


Name of Debtor(s):
Delta Funding Corporation

--------------------------------------------------------------------------------
All Prior Bankruptcy Cases Filed Within Last 8 Years (If more than two, attach additional sheet)
--------------------------------------------------------------------------------

Location
Where Filed: -None-


Case Number:


Date Filed:


Location
Where Filed:


Case Number:


Date Filed:


--------------------------------------------------------------------------------
Pending Bankruptcy Case Filed by any Spouse, Partner, or Affiliate of this Debtor (If more than one, attach additional sheet)
--------------------------------------------------------------------------------

Name of Debtor:
See Attachment

Case Number:


Date Filed:


District:


Relationship:


Judge:


--------------------------------------------------------------------------------
Exhibit A

(To be completed if debtor is required to file periodic reports (e.g., forms 10K and 10Q) with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 and is requesting relief under chapter 11.)
 _
|_|  Exhibit A is attached and made a part of this petition.

--------------------------------------------------------------------------------
Exhibit B
(To be completed if debtor is an individual whose debts are primarily consumer debts)

I, the attorney for the petitioner named in the foregoing petition, declare that I have informed the petitioner that [he or she] may proceed under chapter 7, 11, 12 or 13 of title 11, United States Code, and have explained the relief available under each such chapter. I further certify that I delivered to the debtor the notice required by 11 U.S.C. Section 342(b).

X
Signature of Attorney for Debtor(s)                  Date

--------------------------------------------------------------------------------
Exhibit C

Does the debtor own or have possession of any property that poses or is alleged to pose a threat of imminent and identifiable harm to public health or safety?


|_|  Yes, and Exhibit C is attached and made a part of this petition.
|X|  No

--------------------------------------------------------------------------------
Exhibit D

(To be completed by every individual debtor. If a joint petition is filed, each spouse must complete and attach a separate Exhibit D.)
 _
|_| Exhibit D completed and signed by the debtor is attached and made a part of this petition.

If this is a joint petition:
 _
|_| Exhibit D also completed and signed by the joint debtor is attached and made a part of this petition.

--------------------------------------------------------------------------------
Information Regarding the Debtor - Venue
(Check any applicable box)
 _
|X| Debtor has been domiciled or has had a residence, principal place of business, or principal assets in this District for 180 days immediately preceding the date of this petition or for a longer part of such 180 days than in any other District.
 _
|_| There is a bankruptcy case concerning debtor's affiliate, general partner, or partnership pending in this District.
 _
|_| Debtor is a debtor in a foreign proceeding and has its principal place of business or principal assets in the United States in this District, or has no principal place of business or assets in the United States but is a defendant in an action or proceeding [in a federal or state court] in this District, or the interests of the parties will be served in regard to the relief sought in this District


--------------------------------------------------------------------------------
Statement by a Debtor Who Resides as a Tenant of Residential Property
Check all applicable boxes.

|_| Landlord has a judgment against the debtor for possession of debtor's residence. (If box checked, complete the following.)



        (Name of landlord that obtained judgment)


        (Address of landlord)


|_| Debtor claims that under applicable nonbankruptcy law, there are circumstances under which the debtor would be permitted to cure the entire monetary default that gave rise to the judgment for possession, after the judgment for possession was entered, and

|_| Debtor has included in this petition the deposit with the court of any rent that would become due during the 30-day period after the filing of the petition.


(page)


Official Form 1 (04/07)

Form B1, Page 3


Voluntary Petition
(This page must be completed and filed in every case)


Name of Debtor(s):
Delta Funding Corporation

--------------------------------------------------------------------------------
Signatures


Signature(s) of Debtor(s) (Individual/Joint)

I declare under penalty of perjury that the information provided in this petition is true and correct
[If petitioner is an individual whose debts are primarily consumer debts and has chosen to file under chapter 7] I am aware that I may proceed under chapter 7, 11, 12, or 13 of title 11, United States Code, understand the relief available under each such chapter, and choose to proceed under chapter 7
[If no attorney represents me and no bankruptcy petition preparer signs the petition] I have obtained and read the notice required by 11 U.S.C. Section 342(b).

I request relief in accordance with the chapter of title 11 United States Code, specified in this petition.


X
 Signature of Debtor

X
 Signature of Joint Debtor


 Telephone Number (If not represented by attorney)


 Date


--------------------------------------------------------------------------------
Signature of Attorney

X /s/ David B. Stratton
  Signature of Attorney for Debtor(s)

  David B. Stratton
  Printen Name of Attorney for Debtor(s)

  Pepper Hamilton LLP
  Firm Name

  Hercules Plaza, 1313 Market Street
  Suite 5100, P.O. Box 1709
  Willmington, DE 19899-1709

  Address

  (302) 777-6500
  Telephone Number

  12/17/2007
  Date

--------------------------------------------------------------------------------
Signature of Debtor (Corporation/Partnership)

I declare under penalty of perjury that the information provided in this petition is true and correct, and that I have been authorized to file this petition on behalf of the debtor

The debtor requests relief in accordance with the chapter of title 11, United States Code, specified in this petition


X /s/ Hugh Miller
  Signature of Authorized Individual

  Hugh Miller
  Printed Name of Authorized Individual

  Chief Executive Officer
  Title of Authorized Individual

  12/17/2007
  Date

--------------------------------------------------------------------------------
Signature of Foreign Representative

I declare under penalty of perjury that the information provided in this petition is true and correct, that I am the foreign representative of a debtor in a foreign proceeding, and that I am authorized to file this petition

(Check only one box)
 _
|_| I request relief in accordance with chapter 15 of title 11 United States Code Certified copies of the documents required by 11 USC Section 1515 are attached

 _
|_| Pursuant to 11 U.S.C. Section 1511, I request relief in accordance with the chapter of title 11 specified in this petition A certified copy of the order granting recognition of the foreign main proceeding is attached

X
  Signature of Foreign Representative


  Printed Name of Foreign Representative


  Date


--------------------------------------------------------------------------------
Signature of Non-Attorney Bankruptcy Petition Preparer

I declare under penalty of perjury that: (1) I am a bankruptcy petition preparer as defined in 11 U S C Section 110; (2) I have prepared this document for compensation and have provided the debtor with a copy of this document and the notices and information required under 11 U S C Section 110(b), 110(h), and 342(b); and, (3) if rules or guidelines have been promulgated pursuant to 11 U.S.C. Section 110(h) setting a maximum fee for services chargeable by bankruptcy petition preparers, I have given the debtor notice of the maximum amount before preparing any document for filing for a debtor or accepting any fee from the debtor, as required in that section. Official Form 19B is attached.



Printed Name and title, if any, of Bankruptcy Petition Preparer


Social Security Number (If the bankruptcy petition preparer is not an individual, state the Social Security number of the officer, principal, responsible person or partner of the bankruptcy petition preparer.)(Required by 11 U S C Section 110)


Address


X


Date

Signature of Bankruptcy Petition Preparer or officer, principal, responsible person,or partner whose Social Security number is provided above.

Names and Social Security numbers of all other individuals who prepared or assisted in preparing this document unless the bankruptcy petition preparer is not an individual;

If more than one person prepared this document attach additional sheets conforming to the appropriate official form for each person


A bankruptcy petition preparer's failure to comply with the provisions of title 11 and the Federal Rules of Bankruptcy Procedure may result in fines or imprisonment or both 11 U S C Section 110; 18 U S C Section 156


(page)


In re Delta Funding Corporation
Debtor

Case No.


FORM 1. VOLUNTARY PETITION
Other Names Attachment

All Other Names used by Debtor in the last 8 years:
FDBA   Fidelity Mortgage
FDBA   Fidelity Mortgage of NY
FDBA   Fidelity Mortgage Financial
FDBA   Fidelity of NY Mortgage
FDBA   Delta Funding Corporation of Louisiana
FDBA   Delta Funding Corporation d/b/a Fidelity Mortgage of NY
FDBA   DFC Mortgage Corporation


(page)


In re Delta Funding Corporation
Debtor

Case No.


FORM 1. VOLUNTARY PETITION
Pending Bankruptcy Cases Filed Attachment



Name of Debtor / District                       Case No. / Relationship                Date Filed / Judge
Delta Financial Corp.                           Affiliate

Renaissance Mortgage Acceptance Corp.           Affiliate

Renaissance REIT Incvestment Corp.              Affiliate



(page)


Form 4
(10/05)

United State Bankruptcy Court
District of Delaware

In re Delta Funding Corporation
Debtor(s)

Case No.
Chapter 11


LIST OF CREDITORS HOLDING 20 LARGEST UNSECURED CLAIMS

Following is the list of the debtor's creditors holding the 20 largest unsecured claims. The list is prepared in accordance with Fed. R. Bankr. P. 1007(d) for filing in this chapter 11 [or chapter 9] case. The list does not include (1) persons who come within the definition of "insider" set forth in 11 U.S.C.
Section 101, or (2) secured creditors unless the value of the collateral is such that the unsecured deficiency places the creditor among the holders of the 20 largest unsecured claims. If a minor child is one of the creditors holding the 20 largest unsecured claims, indicate that by stating "a minor child" and do not disclose the child's name. See 11 U.S.C. Section 112; Fed. R. Bankr. P. 1007(m).




         (1)                                    (2)                       (3)                   (4)                   (5)
Name of creditor and complete   Name, telephone number             Nature of claim        Indicate if claim      Amount of claim [if
mailing address including zip   and complete mailing               (trade debt, bank      is contingent,         secure, also state
code                            address, including zip             loan, government       unliquidated,          value of security]
                                code, of employee, agent,          contract, etc.)        disputed, or
                                or department of creditor                                 subject to setoff
                                familiar with claim who
                                may be contacted

Am. Gen. Fin. Serv's Inc        Am. Gen. Fin. Serv's Inc                                                         125,000.00
Attn: General Counsel           Attn: General Counsel
601 N.W. 2nd Street             601 N.W. 2nd Street
Evansville, IN 47708            Evansville, IN 47708
                                Fax:    818-461-2623

Angelo, Gordon & Co.            Angelo, Gordon & Co.                                                             129,000.00
Attn: Saiah Saabneh             Attn: Saiah Saabneh
245 Park Avenue                 245 Park Avenue
New York, NY 10167              New York, NY 10167
                                Fax:    212-867-4368

Aschinger Electric Co.          Aschinger Electric Co.                                                           61,200.00
Attn: Skip Schank               Attn: Skip Schank
P.O. Box 796028                 P.O. Box 796028
Saint Louis, MO 63179-6000      Saint Louis, MO 63179-6000
                                Fax:    636-343-9658

AT&T Corp.                      AT&T Corp.                                                                       201,000.00
Attn: Gene Corvie               Attn: Gene Corvie
AT&T - P.O. Box 9001307         AT&T - P.O. Box 9001307
Louisville, KY 40290-1307       Louisville, KY 40290-1307
                                Fax:    281-664-5130

AT&T Mobility II, LLC           AT&T Mobility II, LLC                                                            90,000.00
Attn: Sanford Marten            Attn: Sanford Marten
National Business Svcs.         National Business Svcs.
P.O. Box 78405                  Phoenix, AZ 85062-8405
Phoenix, AZ 85062-8405          Fax: 800-839-4931

CitiFin. Mort. Co., Inc.        CitiFin. Mort. Co., Inc.                                                         800,000.00
Attn: Business Control          Attn: Business Control
4050 Regent Blvd.               4050 Regent Blvd.
Mail Stop N2B 260 BC            Irving, TX 75063
Irving, TX 75063                Fax: 866-506-3075

Conn. Gen. Life Ins. Co.        Conn. Gen. Life Ins. Co.                                                         2,000,000.00
Attn: Kathy Gibson              Attn: Kathy Gibson
5082 Collection Ctr. Dr.        5082 Collection Ctr. Dr.
Chicago, IL 60693-0050          Chicago, IL 60693-0050
                                Fax: 423-321-4049

DB Structured Prods., Inc.      DB Structured Prods., Inc.                                Contingent             19,500,000.00
60 Wall Street                  60 Wall Street                                            Unliquidated
Attn: Vincent D'Amore           Attn: Vincent D'Amore                                     Disputed
Fax:     212-797-5160           New York, NY 10005
New York, NY 10005

Equifax Info. Svc. LLC          Donna Sbarra / Michael Einrican                                                  290,000.00
dba Equifax                     Equifax Info. Svc. LLC
Attn: Donna Sbarra / Michael    dba Equifax
Einrican                        dona.sbarra@equifax.com
P.O. Box 105835                 Atlanta, GA 30348
Atlanta, GA 30348               Fax: 856-782-4066

Hansen Quality, LLC             Hansen Quality, LLC                                                              92,200.00
Attn: Barbara Mozinski          Attn: Barbara Mozinski
37 Birch Street                 37 Birch Street
Milford, MA 01757               Milford, MA 01757
                                Fax: 858-909-2929

HSBC Mortgage Services          HSBC Mortgage Services                                                           1,200,000.00
VP Bus. Rel. Risk Mgmt.         VP Bus. Rel. Risk Mgmt.
2700 Sanders Road               2700 Sanders Road
Prospect Heights, IL 60070      Prospect Heights, IL 60070
                                Fax: 803-835-9022

j2 Global Commc'ns Inc.         j2 Global Commc'ns Inc.                                                          40,000.00
Attn: Rusty Hoge                Attn: Rusty Hoge
c/o j2 GlobalCommc'ns Inc       c/o j2 GlobalCommc'ns Inc
P.O. Box 51873                  Los Angeles, CA 90051-6173
Los Angeles, CA 90051-6173      Fax: 310-943-1442

KPMG, LLP                       George Humes                                                                     35,000.00
Attn: George Humes              KPMG, LLP
1660 International Drive        1660 International Drive
McLean, VA 22102-4828           703-286-8000
                                McLean, VA 22102-4828
                                Fax: 703-286-8010

LendingTree                     LendingTree                                                                      80,000.00
Attn: Greg Sturman              Attn: Greg Sturman
P.O. Box 601009                 P.O. Box 601009
Charlotte, NC 28260-1009        Charlotte, NC 28260-1009
                                Fax: 704-943-8110

Littler Mendelson, PC           James L. Ferber                                                                  35,000.00
Attn: James L. Ferber           Littler Mendelson, PC
P.O. Box 45547                  P.O. Box 45547
San Francisco, CA 94145-        San Francisco, CA 94145-0547
0547                            Fax: 415-439-6255 OR 415-399-8490

Mortgage Info. Services         Mortgage Info. Services                                                          60,000.00
Attn: David Bortolotto          Attn: David Bortolotto
P.O. Box 641979                 P.O. Box 641979
Cincinnati, OH 45264-1979       Cincinnati, OH 45264-1979
                                Fax: 888-901-4648

NYS Banking Dep't               NYS Banking Dep't                                                                149,000.00
NYS Super. of Banks             NYS Super. of Banks
One State Street                One State Street
New York, NY 10004-1417         New York, NY 10004-1417
                                Fax: 212-709-5555

Quality Moving & Storage        Jack Moeller                                                                     43,500.00
Attn: Jack Moeller              Quality Moving & Storage
174 Miller Place                174 Miller Place
Hicksville, NY 11801            Hicksville, NY 11801
                                Fax: 516-827-2078

Wachovia Mortgaeg Corp.         Wachovia Mortgaeg Corp.                                                          100,000.00
1525W. W. T. Harris Blvd.       1525W. W. T. Harris Blvd.
NC 0361                         NC 0361
Building 1B1                    Charlotte, NC 28262
Charlotte, NC 28262             Fax:866-788-1757

Woodbury Office Seven           Woodbury Office Seven                                                            36,100.00
Attn: A. Scarangella            Attn: A. Scarangella
P.O. Box 422                    P.O. Box 422
Laurel, NY 11948-0422           Laurel, NY 11948-0422
                                Fax: 516-364-1973



DECLARATION UNDER PENALTY OF PERJURY
ON BEHALF OF A CORPORATION OR PARTNERSHIP

I, the Chief Executive Officer of the corporation named as the debtor in this case, declare under penalty of perjury that I have read the foregoing list and that it is true and correct to the best of my information and belief.

Date 12/17/2007

Signature /s/ Hugh Miller
Hugh Miller
Chief Executive Officer


Penalty for making a false statement or concealing property: Fine of up to $500,000 or imprisonment for up to 5 years or both.
18 U.S.C. Section 152 and 3571.


(page)


United State Bankruptcy Court
District of Delaware

In re Delta Funding Corporation
Debtor(s)

Case No.
Chapter 11


VERIFICATION OF CREDITOR MATRIX

I, the Chief Executive Officer of the corporation named as the debtor in this case, hereby verify that the attached list of creditors is true and correct to the best of my knowledge.


Date: 12/17/2007

/s/ Hugh Miller
Hugh Miller/Chief Executive Officer
Signer/Title


(page)


ACTION BY UNANIMOUS WRITTEN CONSENT
OF THE
BOARD OF  DIRECTORS
OF
DELTA FUNDING CORPORATION


(Adopted by the Board of Directors on December 13, 2007)

The undersigned, being all of the directors of Delta Funding Corporation, a New York corporation (the "Company"), and constituting the entire board of directors of the Company (the "Board of Directors"), acting pursuant to applicable law, hereby waive any and all requirements for the holding of a meeting, including, without limitation, any requirements as to call and notice thereof, and consent to the adoption of the following recitals and resolutions and to the actions set forth herein as of the date set forth above, which actions shall have the same force and effect as if taken by unanimous affirmative vote at a meeting of the Board of Directors duly called and held:


WHEREAS, the Board of Directors has considered the business and financial conditions and results of operations of the Company on the date hereof, including the assets and liabilities of the Company;

WHEREAS, the Board of Directors has reviewed, considered, and received the recommendations of the senior management of the Company and the Company's legal, financial and other advisors as to the relative risks and benefits of pursuing a bankruptcy proceeding under Chapter 11 of the United States Bankruptcy Code ("Chapter 11"); and

WHEREAS, Delta Financial Corporation and certain of its direct and indirect subsidiaries, including Delta Funding Corporation (collectively, "Delta") have been notified by certain of the counterparties to its warehouse financing arrangements, or other financial arrangements under which it is or may be obligated, that it is in default of its obligations under those arrangements for alleged failure to comply with certain of Delta's obligations thereunder, and Delta lacks sufficient liquidity or other resources to satisfy these obligations.

NOW THEREFORE, be it:

RESOLVED that, based on factors and information deemed relevant by the Board of Directors, in the judgement of the directors of the Company, it is in the best interests of the Company and its stockholders, as well as the best interests of the Company's affiliates, creditors and other interested parties under the circumstances set forth herein, that a petition be filed pursuant to Chapter 11 on behalf of the Company to preserve the value available to the creditors and stockholders of the Company and its affiliates.

RESOLVED FURTHER, that the officers of the Company (the "Authorized Officers"), or any of them, be, and they hereby are, authorized and empowered on behalf of, and in the name of, the Company to file a petition pursunat to Chapter 11 on or after December 13, 2007.

(page)


RESOLVED FURTHER, that each of the Authorized Officers be, and hereby is, authorized to execute and file all petitions, schedules, statements of affairs, lists and other papers and to take any and all related actions which such Authorized Officer may deem necessary or proper in connection with such Chapter 11 cases, in each case with respect to the Company and with respect to any subsidiary or affiliate over which the Company exerts control (if any) and is entitled to do so under applicable law, including, without limitation, directly or indirectly, as the general partner, managing member or sole member.

RESOLVED FURTHER, that the Authorized Officers be, and they hereby are, authorized and directed to employ the law firm of Morrison & Foerster LLP as general bankruptcy counsel to the Company and its affiliates to represent and assist the Company and its affiliates in filing under Chapter 11, and to take any and all actions to advance the Company's rights and the rights of its affiliates, and, in connection therewith, the Authorized Officers are hereby authorized and directed to pay appropriate retainers prior to and immediately upon the filing of the Chapter 11 case, and to cause to be filed an appropriate application for authority to retain the services of Morrison & Foerster LLP.

RESOLVED FURTHER, that the Authorized Officers be, and they hereby are, authorized and directed to employ the law firm of Pepper Hamilton LLP as local Delaware bankruptcy counsel to the Company and its affiliates to represent and assist the Company and its affiliates in filing under Chapter 11, and to take any and all actions to advance the Company's rights and the rights of its affiliates, and, in connection therewith, the Authorized Officers are hereby authorized and directed to pay appropriate retainers prior to and immediately upon the filing of the Chapter 11 case, and to cause to be filed an appropriate application for authority to retain the services of Pepper Hamilton LLP.

RESOLVED FURTHER, that the Authorized Officers be, and they hereby are, authorized and directed to employ additional professionals, including any attorneys, financial advisors or consultants to the Company and its affiliates as any Authorized Officer may deem necessary to advise, represent and assist the Company and its affiliates in carrying out their duties under Title 11 of the United States Code and other applicable law and to provide investigative, consulting, professional and other assistance in connection with the acts and transactions contemplated by these resolutions or related regulatory proceedings, and each Authorized Officer is authorized and directed to cause the Company to pay the fees and expenses of those so engaged (including appropriate retainers prior to and immediately upon the filing of the Chapter 11 case), to the extent any such Authorized Officer deems appropriate, to enter into agreements (including, without limitation, indemnity agreements) with such entities, and to cause to be filed one or more appropriate applications for authority to retain the services of such additional professionals and any such actions previously performed by any Authorized Officer of the Company are hereby approved and ratified.

RESOLVED FURTHER, that each of the Authorized Officers is authorized to cause the Company to pay any and all expenses and fees, including, without limitation, professional advisor fees and expenses, incurred by or on behalf of the Company arising in connection with the acts and transactions contemplated, including, without limitation, the review and preparation of the petitions and other documents necessary or advisable in connection with the filings under Chapter 11, and any and all schedules, statement of affairs, lists and other

(page)


papers, together with any amendments or supplements thereto, the preparation and filing of any and all regulatory, administrative or legal reports, forms or other documents that any Authorized Officer may deem necessary or desirable in order to facilitate or permit consummation of the acts and transactions contemplated hereby and related or incidental transactions and any obligations of the Company in connection with the acts and transactions contemplated hereby.

RESOLVED FURTHER, that any Authorized Officer be, and hereby is, authorized, on behalf of the Company and its affiliates, to execute and verify voluntary petitions pursuant to Chapter 11 on behalf of the Company and its affiliates and to cause the same to be filed with the United States Bankruptcy Court for the Eastern District of New York, or in such other jurisdiction or court as said Authorized Officer may deem necessary or appropriate.

RESOLVED FURTHER, that the corporate seal of the Company may be affixed to any instrument or document executed pursuant to the foregoing resolutions by impression or affixing the corporate seal or by imprinting or otherwise reproducing thereon a facsimile thereof.

RESOLVED FURTHER, that the Authorized Officers and the other persons appointed to act on the Company's behalf in or pursuant to the foregoing resolutions are, and each of them hereby is, authorized, directed and empowered, in the name and on behalf of the Company, to execute any resolutions of any affiliates of the Company on behalf of the Company for the purposes of the authorization for filing a petition under Chapter 11 for such affiliate and any other related actions, to execute and deliver any other additional applications, certificates, agreements or any other instruments or documents or any amendments or supplements thereto, or to do or cause to be done any and all other acts and things, as they may in their discretion deem necessary or appropriate to carry out the intent and purposes of the foregoing resolutions, the taking of such actions and the execution, delivery and filing of such instruments or documents to be conclusive evidence of the necessity and appropriateness thereof.

RESOLVED FURTHER, that any actions heretofore taken by any Authorized Officer that are consistent with the authority granted by the foregoing resolutions are hereby ratified, confirmed and approved in all respects as the acts and deeds of the Company.


[Remainder of Page Intentionally Left Blank]

(page)


IN WITNESS WHEREOF, the undersigned, being all of the members of the Board of Directors of the Company have hereunto signed their names and adopted the above recitals and resolutions as of the above date and hereby direct a fully signed copy of this Action by Unanimous Written Consent of the Board of Directors to be filed with the minutes of proceedings of the Board of Directors of the Company.

This Action by Unanimous Written Consent of the Board of Directors may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute but one and the same Action by Unanimous Written Consent of the Board of Directors of the Company.


Dated: December 13, 2007
/s/ Hugh Miller
HUGH MILLER

Dated: December 13, 2007
/s/ Richard Blass
RICHARD BLASS

Dated: December 13, 2007
/s/ Lee Miller
LEE MILLER

Dated: December 13, 2007
/s/ Marc Miller
MARC MILLER


EX- 99.2

U.S. Bankruptcy Court
District of Delaware (Delaware)
Bankruptcy Petition #: 07-11881-CSS

Assigned to: Christopher S. Sontchi
Chapter 11
Voluntary
Asset

Date Filed: 12/17/2007

Debtor
Delta Funding Corporation
1000 Woodbury Road
Suite 200
Woodbury, NY 11797
Tax id: 11-2609517
fdba
Fidelity Mortgage
fdba
DFC Mortgage Corporation
fdba
Fidelity Mortgage of NY
fdba
Delta Funding Corporation of Louisiana
fdba
Fidelity Mortgage Financial
fdba
Delta Funding Corporation d/b/a Fidelity
Mortgage of NY
fdba
Fidelity of NY Mortgage

represented by David B. Stratton
Pepper Hamilton LLP
Hercules Plaza, Suite 5100
1313 Market Street
Wilmington, DE 19899-1709
usa
302-777-6500
Fax : 302-421-8390
Email:
strattond@pepperlaw.com

U.S. Trustee
United States Trustee
844 King Street, Room 2207
Lockbox #35
Wilmington, DE 19899-0035
302-573-6491

Filing Date             #               Docket Text
12/17/2007              1               Chapter 11 Voluntary Petition .
                                        Fee Amount $1039. Filed by Delta
                                        Funding Corporation. (Stratton, David)
                                        (Entered: 12/17/2007)

12/17/2007              2               Motion for Joint Administration
                                        Pursuant to Fed. R. Bankr. P. 1015
                                        (b) and Local Rule 1015-1 Filed By
                                        Delta Funding Corporation



EX- 99.3

Official Form 1 (4/07)


United States Bankruptcy Court
District of Delaware

Voluntary Petition

Name of Debtor (if individual, enter Last, First, Middle):
Renaissance Mortgage Acceptance Corporation

All Other Names used by the Debtor in the last 8 years
(include married, maiden, and trade names):


Last four digits of Soc. Sec./Complete EIN or otherTax ID No.(if more than one, state all):
52-2356399

Street Address of Debtor (No. and Street, City, and State):
1000 Woodbury Road, Suite 200
Woodbury, NY
                                                                ZIP Code
                                                                11797

County of Residence or of the Principal Place of Business:
Nassau

Mailing Address of Debtor (if different from street address):

                                                                ZIP Code

          ------------------------------------------------------------

Name of Joint Debtor (Spouse) (Last, First, Middle):


All Other Names used by the Joint Debtor in the last 8 years
(include married, maiden, and trade names):


Last four digits of Soc.Sec./Complete EIN or other Tax ID No.(if more than one, state all):


Street Address of Joint Debtor (No. and Street, City, and State):

                                                                ZIP Code

County of Residence or of the Principal Place of Business:


Mailing Address of Joint Debtor (if different from street address):

                                                                ZIP Code

Location of Principal Assets of Business Debtor
(if different from street address above):


--------------------------------------------------------------------------------

Type of Debtor
(Form of Organization)
(Check one box)

|_| Individual (includes Joint Debtors) See Exhibit D on page 2 of this form. |X| Corporation (includes LLC and LLP)
|_|  Partnership
|_| Other (If debtor is not one of the above entities, check this box and state type of entity below.)


Nature of Business
(Check one box)

|_|  Health Care Business
|_| Single Asset Real Estate as defined in 11 U.S.C. Section 101 (51B) |_| Railroad
|_|  Stockbroker
|_|  Commodity Broker
|_|  Clearing Bank
|X|  Other


Tax-Exempt Entity
(Check box, if applicable)

|_| Debtor is a tax-exempt organization under Title 26 of the United States Code (the Internal Revenue Code).


Chapter of Bankruptcy Code Under Which
the Petition is Filed (Check one box)

|_|  Chapter 7
|_|  Chapter 9
|X|  Chapter 11
|_|  Chapter 12
|_|  Chapter 13
|_| Chapter 15 Petition for Recognition of a Foreign Main Proceeding |_| Chapter 15 Petition for Recognition of a Foreign Nonmain Proceeding


Nature of Debts
(Check one box)

|_| Debts are primarily consumer debts, defined in 11 U.S.C. Section 101(8) as "incurred by an individual primarily for a personal, family, or household purpose."
|X|  Debts are primarily business debts.


--------------------------------------------------------------------------------


Filing Fee (Check one box)

|X|  Full Filing Fee attached
|_| Filing Fee to be paid in installments (applicable to individuals only). Must attach signed application for the court's consideration certifying that the debtor is unable to pay fee except in installments. Rule 1006(b). See Official Form 3A.
|_| Filing Fee waiver requested (applicable to chapter 7 individuals only). Must attach signed application for the court's consideration. See Official Form 3B.


  Statistical/Administrative Information

|X| Debtor estimates that funds will be available for distribution to unsecured creditors.
|_| Debtor estimates that, after any exempt property is excluded and administrative expenses paid, there will be no funds available for distribution to unsecured creditors.

--------------------------------------------------------------------------------

Chapter 11 Debtors

Check one box:

|_|  Debtor is a small business as defined in 11 U.S.C. Section 101(51D).
|X| Debtor is not a small business debtor as defined in 11 U.S.C. Section 101 (51 D).

Check if:

|_| Debtor's aggregate noncontingent liquidated debts (excluding debts owed to insiders or affiliates) are less than $2,190,000.

          ------------------------------------------------------------

Check all applicable boxes:

|_|  A plan is being filed with this petition.
|_| Acceptances of the plan were solicited prepetition from one or more classes of creditors, in accordance with 11 U.S.C. section 1126(b).

--------------------------------------------------------------------------------

Estimated Number of Creditors

1-    50-   100-  200-  1,000-   5,001-   10,001-  25,001  50,001-   OVER
49    99    199   999   5,000    10,000   25,000   50,000  100,000   100,000
|X|   |_|   |_|   |_|    |_|      |_|      |_|       |_|     |_|       |_|


Estimated Assets

|X|$0 to    |_|$10,001 to  |_|$100,001 to    |_|$1,000,001 to  |_|More than
   $10,000     $100,000       $l million        $l00 million      $100 million


Estimated Liabilities

|_|$0 to    |_|$50,001 to  |X|$100,001 to    |_|$1,000,001 to  |_|More than
   $50,000     $100,000       $l million        $l00 million      $100 million



THIS SPACE IS FOR COURT USE ONLY


(page)


Official Form 1 (4/07)

FORM B1 , Page 2


Voluntary Petition
(This page must be completed and filed in every case)


Name of Debtor(s):
Renaissance Mortgage Acceptance Corporation

--------------------------------------------------------------------------------
All Prior Bankruptcy Cases Filed Within Last 8 Years (If more than two, attach additional sheet)
--------------------------------------------------------------------------------

Location
Where Filed: -None-

Case Number:


Date Filed:


Location
Where Filed:

Case Number:


Date Filed:


--------------------------------------------------------------------------------
Pending Bankruptcy Case Filed by any Spouse, Partner or Affiliate of this Debtor (If more than one, attach additional sheet)
--------------------------------------------------------------------------------

Name of Debtor:
See Attachment

Case Number:


Date Filed:


District:


Relationship:


Judge:


--------------------------------------------------------------------------------
Exhibit A

(To be completed if debtor is required to file periodic reports (e.g., forms 10K and 10Q) with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 and is requesting relief under chapter 11.)

|_|  Exhibit A is attached and made a part of this petition.

--------------------------------------------------------------------------------
Exhibit B
(To be completed if debtor is an individual whose debts are primarily consumer debts.)

I, the attorney for the petitioner named in the foregoing petition, declare that I have informed the petitioner that [he or she] may proceed under chapter 7, 11, 12, or 13 of title 11, United States Code, and have explained the relief available under each such chapter. I further certify that I delivered to the debtor the notice required by 11 U.S.C. Section 342(b).

X
Signature of Attorney for Debtor(s)                  (Date)

--------------------------------------------------------------------------------
Exhibit C

Does the debtor own or have possession of any property that poses or is alleged to pose a threat of imminent and identifiable harm to public health or safety?


|_|  Yes, and Exhibit C is attached and made a part of this petition.
|X|  No.

--------------------------------------------------------------------------------
Exhibit D

(To be completed by every individual debtor. If a joint petition is filed, each spouse must complete and attach a separate Exhibit D.)

|_| Exhibit D completed and signed by the debtor is attached and made a part of this petition.

If this is a joint petition:

|_| Exhibit D also completed and signed by the joint debtor is attached and made a part of this petition.

--------------------------------------------------------------------------------
Information Regarding the Debtor - Venue
(Check any applicable box)

|X| Debtor has been domiciled or has had a residence, principal place of business, or principal assets in this District for 180 days immediately preceding the date of this petition or for a longer part of such 180 days than in any other District.

|_| There is a bankruptcy case concerning debtor's affiliate, general partner, or partnership pending in this District.

|_| Debtor is a debtor in a foreign proceeding and has its principal place of business or principal assets in the United States in this District, or has no principal place of business or assets in the United States but is a defendant in an action or proceeding [in a federal or state court] in this District, or the interests of the parties will be served in regard to the relief sought in this District.


--------------------------------------------------------------------------------
Statement by a Debtor Who Resides as a Tenant of Residential Property
(Check all applicable boxes)

|_| Landlord has a judgment against the debtor for possession of debtor's residence. (If box checked, complete the following.)



        (Name of landlord that obtained judgment)


        (Address of landlord)


|_| Debtor claims that under applicable nonbankruptcy law, there are circumstances under which the debtor would be permitted to cure the entire monetary default that gave rise to the judgment for possession, after the judgment for possession was entered, and

|_| Debtor has included in this petition the deposit with the court of any rent that would become due during the 30-day period after the filing of the petition.


(page)


Official Form 1 (4/07)

FORM B1 , Page 3


Voluntary Petition
(This page must be completed and filed in every case)


Name of Debtor(s):
Renaissance Mortgage Acceptance Corporation

--------------------------------------------------------------------------------
Signatures
--------------------------------------------------------------------------------


Signature(s) of Debtor(s) (Individual/Joint)

I declare under penalty of perjury that the information provided in this petition is true and correct.
[If petitioner is an individual whose debts are primarily consumer debts and has chosen to file under chapter 7] I am aware that I may proceed under chapter 7, 11, 12, or 13 of title 11, United States Code, understand the relief available under each such chapter, and choose to proceed under chapter 7.
[If no attorney represents me and no bankruptcy petition preparer signs the petition] I have obtained and read the notice required by 11 U.S.C. Section 342(b)

I request relief in accordance with the chapter of title 11, United States Code, specified in this petition.


X
 Signature of Debtor

X
 Signature of Joint Debtor


 Telephone Number (If not represented by attorney)


 Date


--------------------------------------------------------------------------------
Signature of Attorney

X /s/ David B. Stratton
  Signature of Attorney for Debtor(s)

  David B. Stratton
  Printed Name of Attorney for Debtor(s)

  Pepper Hamilton LLP
  Firm Name

  Hercules Plaza, 1313 Market Street
  Suite 5100, P.O. Box 1709
  Wilmington, DE 19899-1709
  Address

  (302) 777-6500
  Telephone Number

  12/17/07
  Date

--------------------------------------------------------------------------------
Signature of Debtor (Corporation/Partnership)

I declare under penalty of perjury that the information provided in this petition is true and correct, and that I have been authorized to file this petition on behalf of the debtor

The debtor requests relief in accordance with the chapter of title 11, United States Code, specified in this petition.


X /s/ Hugh Miller
  Signature of Authorized Individual

  Hugh Miller
  Printed Name of Authorized Individual

  Chief Executive Officer
  Title of Authorized Individual

  12/17/2007
  Date

--------------------------------------------------------------------------------
Signature of Foreign Representative

I declare under penalty of perjury that the information provided in this petition is true and correct, that I am the foreign representative of a debtor in a foreign proceeding, and that I am authorized to file this petition

(Check only one box)

|_| I request relief in accordance with chapter 15 of title 11 United States Code. Certified copies of the documents required by 11 U.S.C Section 1515 are attached


|_| Pursuant to 11 U.S.C Section 1511, I request relief in accordance with the chapter of title 11 specified in this petition. A certified copy of the order granting recognition of the foreign main proceeding is attached

X
  (Signature of Foreign Representative)


  (Printed Name of Foreign Representative)


  Date


--------------------------------------------------------------------------------
Signature of Non-Attorney Bankruptcy Petition Preparer

I declare under penalty of perjury that: (1) I am a bankruptcy petition preparer as defined in 11 U.S.C Section 110; (2) I prepared this document for compensation and have provided the debtor with a copy of this document and the notices and information required under 11 U S C Sections 110(b), 110(h), and 342(b); and, (3) if rules or guidelines have been promulgated pursuant to 11 U.S.C Section 110(h) setting a maximum fee for services chargeable by bankruptcy petition preparers, I have given the debtor notice of the maximum amount before preparing any document for filing for a debtor or accepting any fee from the debtor, as required in that section Official Form 19B is attached


  Printed Name and title, if any, of Bankruptcy Petition Preparer


  Social Security number (If the bankruptcy petition preparer is not an individual, state the Social Security number of the officer, principal, responsible person or partner of the bankruptcy petition preparer)(Required by 11 U.S.C Section 110)


  Address


  X


  Date

  Signature of Bankruptcy Petition Preparer or officer, principal, responsible person, or partner whose Social Security number is provided above

  Names and Social Security numbers of all other individuals who prepared or assisted in preparing this document unless the bankruptcy petition preparer is not an individual:


  If more than one person prepared this document, attach additional sheets conforming to the appropriate official form for each person

  A bankruptcy petition preparer's failure to comply with the provisions of title 11 and the Federal Rules of Bankruptcy Procedure may result in fines or imprisonment or both 11 U.S.C Section 110, 18 U.S.C. Section 156


(page)


In re   Renaissance Mortgage Acceptance Corporation     Case No.
        Debtor


FORM 1. VOLUNTARY PETITION
Pending Bankruptcy Cases Filed Attachment


Name of Debtor/District             Case No./Relationship      Date Filed/Judge

Delta Financial Corp.               Affiliate

Delta Funding Corp.                 Affiliate

Renaissance REIT Investment Corp.   Affiliate


(page)


Form 4
(10/05)

United States Bankruptcy Court
District of Delaware

In re   Renaissance Mortgage Acceptance Corporation     Case No.
        Debtor(s)                                       Chapter  11


LIST OF CREDITORS HOLDING 20 LARGEST UNSECURED CLAIMS

Following is the list of the debtor's creditors holding the 20 largest unsecured claims. The list is prepared in accordance with Fed. R. Bankr. P. 1007(d) for filing in this chapter 11 [or chapter 9] case. The list does not include (1) persons who come within the definition of "insider" set forth in 11 U.S.C.
Section 101, or (2) secured creditors unless the value of the collateral is such that the unsecured deficiency places the creditor among the holders of the 20 largest unsecured claims. If a minor child is one of the creditors holding the 20 largest unsecured claims, indicate that by stating "a minor child" and do not disclose the child's name. See 11 U.S.C. Section 112; Fed. R. Bankr. P. 1007(m).



(1)                          (2)                                 (3)                      (4)                    (5)
Name of creditor and         Name, telephone number and          Nature of claim (trade   Indicate if claim      Amount of claim [if
complete mailing             complete mailing address,           debt, bank loan,         is contingent,         secured, also state
address including            including zip code, of employee,    government contract,     unliquidated,          value of security]
zip code                     agent, or department of creditor    etc.)                    disputed, or
                             familiar with claim who may be                               subject to setoff
                             contacted


Emphasys Tech's, Inc.        Emphasys Tech's, Inc.                                                               12,000.00
Attn: David Anthony          Attn: David Anthony
261 Old York Road            261 Old York Road
The Pavillion, Suite 822     Jenkintown, PA 19046
Jenkintown, PA 19046         Fax: 215-572-8483

KPMG, LLP                    George Humes                                                                        237,500.00
Attn: George Humes           KPMG, LLP
1660 International Drive     1660 International Drive
Mc Lean, VA 22102-4828       Mc Lean, VA 22102-4828
                             Fax: 703-286-8010
                             Tel: 703-286-8000




Software Copyright (c) 1996-2005 Best Case Solutions, Inc. - Evanston, IL -(800) 492-8037

Best Case Bankruptcy


(page)


In re   Renaissance Mortgage Acceptance Corporation     Case No.
        Debtor(s)


LIST OF CREDITORS HOLDING 20 LARGEST UNSECURED CLAIMS
(Continuation Sheet)


(1)                          (2)                                 (3)                      (4)                    (5)
Name of creditor and         Name, telephone number and          Nature of claim (trade   Indicate if claim      Amount of claim [if
complete mailing             complete mailing address,           debt, bank loan,         is contingent,         secured, also state
address including            including zip code, of employee,    government contract,     unliquidated,          value of security]
zip code                     agent, or department of creditor    etc.)                    disputed, or
                             familiar with claim who may be                               subject to setoff
                             contacted



DECLARATION UNDER PENALTY OF PERJURY
ON BEHALF OF A CORPORATION OR PARTNERSHIP

I, the Chief Executive Officer of the corporation named as the debtor in this case, declare under penalty of perjury that I have read the foregoing list and that it is true and correct to the best of my information and belief.

Date 12/17/07

Signature /s/ Hugh Miller
Hugh Miller
Chief Executive Officer

Penalty for making a false statement or concealing property: Fine of up to $500,000 or imprisonment for up to 5 years or both
18 U.S.C. Sections 152 and 3571.


Software Copyright (c) 1996-2005 Best Case Solutions, Inc. - Evanston, IL -(800) 492-8037

Best Case Bankruptcy


(page)


United States Bankruptcy Court
District of Delaware

In re   Renaissance Mortgage Acceptance Corporation     Case No
        Debtor(s)                                       Chapter 11


VERIFICATION OF CREDITOR MATRIX


I, the Chief Executive Officer of the corporation named as the debtor in this case, hereby verify that the attached list of creditors is true and correct to the best of my knowledge.


Date:

/s/ Hugh Miller
Hugh Miller/Chief Executive Officer
Signer/Title


Software Copyright (c) 1996-2005 Best Case Solutions, Inc. - Evanston, IL -(800) 492-8037

Best Case Bankruptcy


(page)


ACTION BY UNANIMOUS WRITTEN CONSENT
OF THE
BOARD OF DIRECTORS
OF
RENAISSANCE MORTGAGE ACCEPTANCE CORP.

(Adopted by the Board of Directors on December 13, 2007)

The undersigned, being all of the directors of Renaissance Mortgage Acceptance Corp., a Delaware corporation (the "Company"), and constituting the entire board of directors of the Company (the "Board of Directors"), acting pursuant to applicable law, hereby waive any and all requirements for the holding of a meeting, including, without limitation, any requirements as to call and notice thereof, and consent to the adoption of the following recitals and resolutions and to the actions set forth herein as of the date set forth above, which actions shall have the same force and effect as if taken by unanimous affirmative vote at a meeting of the Board of Directors duly called and held:

WHEREAS, the Board of Directors has considered the business and financial conditions and results of operations of the Company, on the date hereof, including the assets and liabilities of the Company;

WHEREAS, the Board of Directors has reviewed, considered, and received the recommendations of the senior management of the Company and the Company's legal, financial and other advisors as to the relative risks and benefits of pursuing a bankruptcy proceeding under chapter 11 of the United States Bankruptcy Code ("Chapter 11"); and

WHEREAS, Delta Financial Corporation and certain of its direct and indirect subsidiaries, including Renaissance Mortgage Acceptance Corp. (collectively, "Delta") have been notified by certain of the counterparties to its warehouse financing arrangements, or other financial arrangements under which it is or may be obligated, that it is in default of its obligations under those arrangements for alleged failure to comply with certain of Delta's obligations thereunder, and Delta lacks sufficient liquidity or other resources to satisfy these obligations.

NOW THEREFORE, be it:

RESOLVED, that, based on factors and information deemed relevant by the Board of Directors, in the judgment of the directors of the Company, it is in the best interests of the Company and its stockholders, as well as the best interests of the Company's affiliates, creditors and other interested parties under the circumstances set forth herein, that a petition be filed pursuant to Chapter 11 on behalf of the Company to preserve the value available to the creditors and stockholders of the Company and its affiliates.

RESOLVED FURTHER, that the officers of the Company (the "Authorized Officers"), or any of them, be, and they hereby are, authorized and empowered on behalf of, and in the name of, the Company to file a petition pursuant to Chapter 11 on or after December 13, 2007.


(page)


RESOLVED FURTHER, that each of the Authorized Officers be, and hereby is, authorized to execute and file all petitions, schedules, statements of affairs, lists and other papers and to take any and all related actions which such Authorized Officer may deem necessary or proper in connection with such Chapter 11 cases, in each case with respect to the Company and with respect to any subsidiary or affiliate over which the Company exerts control (if any) and is entitled to do so under applicable law, including, without limitation, directly or indirectly, as the general partner, managing member or sole member.

RESOLVED FURTHER, that the Authorized Officers be, and they hereby are, authorized and directed to employ the law firm of Morrison & Foerster LLP as general bankruptcy counsel to the Company and its affiliates to represent and assist the Company and its affiliates in filing under Chapter 11, and to take any and all actions to advance the Company's rights and the rights of its affiliates, and, in connection therewith, the Authorized Officers are hereby authorized and directed to pay appropriate retainers prior to and immediately upon the filing of the Chapter 11 case, and to cause to be filed an appropriate application for authority to retain the services of Morrison & Foerster LLP.

RESOLVED FURTHER, that the Authorized Officers be, and they hereby are, authorized and directed to employ the law firm of Pepper Hamilton LLP as local Delaware bankruptcy counsel to the Company and its affiliates to represent and assist the Company and its affiliates in filing under Chapter 11, and to take any and all actions to advance the Company's rights and the rights of its affiliates, and, in connection therewith, the Authorized Officers are hereby authorized and directed to pay appropriate retainers prior to and immediately upon the filing of the Chapter 11 case, and to cause to be filed an appropriate application for authority to retain the services of Pepper Hamilton LLP.

RESOLVED FURTHER, that the Authorized Officers be, and they hereby are, authorized and directed to employ additional professionals, including any attorneys, financial advisors or consultants to the Company and its affiliates as any Authorized Officer may deem necessary to advise, represent and assist the Company and its affiliates in carrying out their duties under Title 11 of the United States Code and other applicable law and to provide investigative, consulting, professional and other assistance in connection with the acts and transactions contemplated by these resolutions or related regulatory proceedings, and each Authorized Officer is authorized and directed to cause the Company to pay the fees and expenses of those so engaged (including appropriate retainers prior to and immediately upon the filing of the Chapter 11 case), to the extent any such Authorized Officer deems appropriate, to enter into agreements (including, without limitation, indemnity agreements) with such entities, and to cause to be filed one or more appropriate applications for authority to retain the services of such additional professionals and any such actions previously performed by any Authorized Officer of the Company are hereby approved and ratified.

RESOLVED FURTHER, that each of the Authorized Officers is authorized to cause the Company to pay any and all expenses and fees, including, without limitation, professional advisor fees and expenses, incurred by or on behalf of the Company arising in connection with the acts and transactions contemplated, including, without limitation, the review and preparation of the petitions and other documents necessary or advisable in connection with the filings under Chapter 11, and any and all schedules, statement of affairs, lists and other


(page)


papers, together with any amendments or supplemets thereto, the preparation and filing of any and all regulatory, administrative or legal reports, forms or other documents that any Authorized Officer may deem necessary or desirable in order to facilitate or permit consummation of the acts and transactions contemplated hereby and related or incidental transactions and any obligations of the Company in connection with the acts and transactions contemplated hereby.

RESOLVED FURTHER, that any Authorized Officer be, and hereby is, authorized, on behalf of the Company and its affiliates, to execute and verify voluntary petitions pursuant to Chapter 11 on behalf of the Company and its affiliates and to cause the same to be filed with the United States Bankruptcy Court for the Eastern District of New York, or in such other jurisdiction or court as said Authorized Officer may deem necessary or appropriate.

RESOLVED FURTHER, that the corporate seal of the Company may be affixed to any instrument or document executed pursuant to the foregoing resolutions by impression or affixing the corporate seal or by imprinting or otherwise reproducing thereon a facsimile thereof.

RESOLVED FURTHER, that the Authorized Officers and the other persons appointed to act on the Company's behalf in or pursuant to the foregoing resolutions are, and each of them hereby is, authorized, directed and empowered, in the name and on behalf of the Company, to execute any resolutions of any affiliates of the Company on behalf of the Company for the purposes of the authorization for filing a petition under Chapter 11 for such affiliate and any other related actions, to execute and deliver any other additional applications, certificates, agreements or any other instruments or documents or any amendments or supplements thereto, or to do or cause to be done any and all other acts and things, as they may in their discretion deem necessary or appropriate to carry out the intent and purposes of the foregoing resolutions, the taking of such actions and the execution, delivery and filing of such instruments or documents to be conclusive evidence of the necessity and appropriateness thereof.

RESOLVED FURTHER, that any actions heretofore taken by any Authorized Officer that are consistent with the authority granted by the foregoing resolutions are hereby ratified, confirmed and approved in all respects as the acts and deeds of the Company.


[Remainder of Page Intentionally Left Blank]


(page)


IN WITNESS WHEREOF, the undersigned, being all of the members of the Board of Directors of the Company have hereunto signed their names and adopted the above recitals and resolutions as of the above date and hereby direct a fully signed copy of this Action by Unanimous Written Consent of the Board of Directors to be filed with the minutes of proceedings of the Board of Directors of the Company.

This Action by Unanimous Written Consent of the Board of Directors may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute but one and the same Action by Unanimous Written Consent of the Board of Directors of the Company.


Dated: December 13, 2007
/s/ Hugh Miller
HUGH MILLER

Dated: December 13, 2007
/s/ Richard Blass
RICHARD BLASS

Dated: December 13, 2007
/s/ Daniel Katz
DANIEL KATZ


EX- 99.4

U.S. Bankruptcy Court
District of Delaware (Delaware)
Bankruptcy Petition #: 07-11882-CSS

Assigned to: Christopher S. Sontchi
Chapter 11
Voluntary
Asset

Date Filed: 12/17/2007

Debtor
Renaissance Mortgage Acceptance Corporation
1000 Woodbury Road
Suite 200
Woodbury, NY 11797
Tax id: 52-2356399

represented by David B. Stratton
Pepper Hamilton LLP
Hercules Plaza, Suite 5100
1313 Market Street
Wilmington, DE 19899-1709
usa
302-777-6500
Fax : 302-421-8390
Email:
strattond@pepperlaw.com

U.S. Trustee
United States Trustee
844 King Street, Room 2207
Lockbox #35
Wilmington, DE 19899-0035
302-573-6491

Filing Date             #               Docket Text
12/17/2007              1               Chapter 11 Voluntary Petition .
                                        Fee Amount $1039. Filed by
                                        Renaissance Mortgage Acceptance
                                        Corporation. (Stratton, David)
                                        (Entered: 12/17/2007)

12/17/2007              2               Motion for Joint Administration
                                        Pursuant to Fed. R. Bankr. P. 1015
                                        (b) and Local Rule 1015-1 Filed By
                                        Renaissance Mortgage Acceptance
                                        Corporation (Attachments: # 1 Exhibit
                                        A# 2 Exhibit B)(Carignan, James)
                                        (Entered: 12/17/2007)

12/17/2007                              Judge Christopher S. Sontchi added
                                        to case (GVW, ) (Entered:12/17/2007)

12/18/2007              3               Receipt of filing fee for Voluntary
                                        Petition (Chapter 11)(07-11882)
                                        [misc,volp11a] (1039.00). Receipt
                                        Number 3144593, amount $1039.00.
                                        (U.S. Treasury) (Entered: 12/18/2007)

EX- 99.5

Official Form 1 (4/07)


United States Bankruptcy Court
District of Delaware

Voluntary Petition

Name of Debtor (if individual, enter Last, First, Middle):
Renaissance REIT Investment Corp.

All Other Names used by the Debtor in the last 8 years
(include married, maiden, and trade names):


Last four digits of Soc.Sec./Complete EIN or other Tax ID No. (if more than one, state all):
52-2451666

Street Address of Debtor (No. and Street, City, and State):
1000 Woodbury Road, Suite 200
Woodbury, NY
                                                                ZIP Code
                                                                11797

County of Residence or of the Principal Place of Business:
Nassau

Mailing Address of Debtor (if different from street address):

                                                                ZIP Code

          ------------------------------------------------------------

Name of Joint Debtor (Spouse) (Last, First, Middle):


All Other Names used by the Joint Debtor in the last 8 years
(include married, maiden, and trade names):


Last four digits of Soc. Sec./Complete EIN or other Tax ID No.(if more than one, state all):


Street Address of Joint Debtor (No. and Street, City, and State):

                                                                ZIP Code

County of Residence or of the Principal Place of Business:


Mailing Address of Joint Debtor (if different from street address):

                                                                ZIP Code

Location of Principal Assets of Business Debtor
(if different from street address above):


--------------------------------------------------------------------------------

Type of Debtor
(Form of Organization)
(Check one box)

|_| Individual (includes Joint Debtors) See Exhibit D on page 2 of this form. |X| Corporation (includes LLC and LLP)
|_|  Partnership
|_| Other (If debtor is not one of the above entities, check this box and state type of entity below.)


Nature of Business
(Check one box)

|_|  Health Care Business
|_| Single Asset Real Estate as defined in 11 U.S.C. Section 101 (51B) |_| Railroad
|_|  Stockbroker
|_|  Commodity Broker
|_|  Clearing Bank
|X|  Other


Tax-Exempt Entity
(Check box, if applicable)

|_| Debtor is a tax-exempt organization under Title 26 of the United States Code (the Internal Revenue Code).


Chapter of Bankruptcy Code Under Which
the Petition is Filed (Check one box)

|_|  Chapter 7
|_|  Chapter 9
|X|  Chapter 11
|_|  Chapter 12
|_|  Chapter 13
|_| Chapter 15 Petition for Recognition of a Foreign Main Proceeding |_| Chapter 15 Petition for Recognition of a Foreign Nonmain Proceeding


Nature of Debts
(Check one box)

|_| Debts are primarily consumer debts, defined in 11 U.S.C. Section 101(8) as "incurred by an individual primarily for a personal, family, or household purpose."
|X|  Debts are primarily business debts.


--------------------------------------------------------------------------------


Filing Fee (Check one box)

|X|  Full Filing Fee attached
|_| Filing Fee to be paid in installments (applicable to individuals only). Must attach signed application for the court's consideration certifying that the debtor is unable to pay fee except in installments. Rule 1006(b). See Official Form 3A.
|_| Filing Fee waiver requested (applicable to chapter 7 individuals only). Must attach signed application for the court's consideration. See Official Form 3B.


  Statistical/Administrative Information

|X| Debtor estimates that funds will be available for distribution to unsecured creditors.
|_| Debtor estimates that, after any exempt property is excluded and administrative expenses paid, there will be no funds available for distribution to unsecured creditors.

--------------------------------------------------------------------------------

Chapter 11 Debtors

Check one box:

|_|  Debtor is a small business as defined in 11 U.S.C. Section 101(51D).
|X| Debtor is not a small business debtor as defined in 11 U.S.C. Section 101 (51 D).

Check if:

|_| Debtor's aggregate noncontingent liquidated debts (excluding debts owed to insiders or affiliates) are less than $2,190,000.

          ------------------------------------------------------------

Check all applicable boxes:

|_|  A plan is being filed with this petition.
|_| Acceptances of the plan were solicited prepetition from one or more classes of creditors, in accordance with 11 U.S.C. section 1126(b).

--------------------------------------------------------------------------------

Estimated Number of Creditors

1-    50-   100-  200-  1,000-   5,001-   10,001-  25,001  50,001-   OVER
49    99    199   999   5,000    10,000   25,000   50,000  100,000   100,000
|X|   |_|   |_|   |_|    |_|      |_|      |_|       |_|     |_|       |_|


Estimated Assets

|_|$0 to    |_|$10,001 to  |_|$100,001 to    |X|$1,000,001 to  |_|More than
   $10,000     $100,000       $l million        $l00 million      $100 million


Estimated Liabilities

|_|$0 to    |_|$50,001 to  |_|$100,001 to    |X|$1,000,001 to  |_|More than
   $50,000     $100,000       $l million        $l00 million      $100 million



THIS SPACE IS FOR COURT USE ONLY


(page)


Official Form 1 (4/07)

FORM B1 , Page 2


Voluntary Petition
(This page must be completed and filed in every case)


Name of Debtor(s):
Renaissance REIT Investment Corp.

--------------------------------------------------------------------------------
All Prior Bankruptcy Cases Filed Within Last 8 Years (If more than two, attach additional sheet)
--------------------------------------------------------------------------------

Location
Where Filed: -None-

Case Number:


Date Filed:


Location
Where Filed:

Case Number:


Date Filed:


--------------------------------------------------------------------------------
Pending Bankruptcy Case Filed by any Spouse, Partner or Affiliate of this Debtor (If more than one, attach additional sheet)
--------------------------------------------------------------------------------

Name of Debtor:
See Attachment

Case Number:


Date Filed:


District:


Relationship:


Judge:


--------------------------------------------------------------------------------
Exhibit A

(To be completed if debtor is required to file periodic reports (e.g., forms 10K and 10Q) with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 and is requesting relief under chapter 11.)

|_|  Exhibit A is attached and made a part of this petition.

--------------------------------------------------------------------------------
Exhibit B
(To be completed if debtor is an individual whose debts are primarily consumer debts.)

I, the attorney for the petitioner named in the foregoing petition, declare that I have informed the petitioner that [he or she] may proceed under chapter 7, 11, 12, or 13 of title 11, United States Code, and have explained the relief available under each such chapter. I further certify that I delivered to the debtor the notice required by 11 U.S.C. Section 342(b).

X
Signature of Attorney for Debtor(s)                  (Date)

--------------------------------------------------------------------------------
Exhibit C

Does the debtor own or have possession of any property that poses or is alleged to pose a threat of imminent and identifiable harm to public health or safety?


|_|  Yes, and Exhibit C is attached and made a part of this petition.
|X|  No.

--------------------------------------------------------------------------------
Exhibit D

(To be completed by every individual debtor. If a joint petition is filed, each spouse must complete and attach a separate Exhibit D.)

|_| Exhibit D completed and signed by the debtor is attached and made a part of this petition.

If this is a joint petition:

|_| Exhibit D also completed and signed by the joint debtor is attached and made a part of this petition.

--------------------------------------------------------------------------------
Information Regarding the Debtor - Venue
(Check any applicable box)

|X| Debtor has been domiciled or has had a residence, principal place of business, or principal assets in this District for 180 days immediately preceding the date of this petition or for a longer part of such 180 days than in any other District.

|_| There is a bankruptcy case concerning debtor's affiliate, general partner, or partnership pending in this District.

|_| Debtor is a debtor in a foreign proceeding and has its principal place of business or principal assets in the United States in this District, or has no principal place of business or assets in the United States but is a defendant in an action or proceeding [in a federal or state court] in this District, or the interests of the parties will be served in regard to the relief sought in this District.


--------------------------------------------------------------------------------
Statement by a Debtor Who Resides as a Tenant of Residential Property
(Check all applicable boxes)

|_| Landlord has a judgment against the debtor for possession of debtor's residence. (If box checked, complete the following.)



        (Name of landlord that obtained judgment)


        (Address of landlord)


|_| Debtor claims that under applicable nonbankruptcy law, there are circumstances under which the debtor would be permitted to cure the entire monetary default that gave rise to the judgment for possession, after the judgment for possession was entered, and

|_| Debtor has included in this petition the deposit with the court of any rent that would become due during the 30-day period after the filing of the petition.


(page)


Official Form 1 (4/07)

FORM B1 , Page 3


Voluntary Petition
(This page must be completed and filed in every case)


Name of Debtor(s):
Renaissance REIT Investment Corp.

--------------------------------------------------------------------------------
Signatures
--------------------------------------------------------------------------------


Signature(s) of Debtor(s) (Individual/Joint)

I declare under penalty of perjury that the information provided in this petition is true and correct.
[If petitioner is an individual whose debts are primarily consumer debts and has chosen to file under chapter 7] I am aware that I may proceed under chapter 7, 11, 12, or 13 of title 11, United States Code, understand the relief available under each such chapter, and choose to proceed under chapter 7.
[If no attorney represents me and no bankruptcy petition preparer signs the petition] I have obtained and read the notice required by 11 U.S.C. Section 342(b).

I request relief in accordance with the chapter of title 11, United States Code, specified in this petition


X
 Signature of Debtor

X
 Signature of Joint Debtor


 Telephone Number (If not represented by attorney)


 Date


--------------------------------------------------------------------------------
Signature of Attorney

X /s/ David B. Stratton
  Signature of Attorney for Debtor(s)

  David B. Stratton
  Printed Name of Attorney for Debtor(s)

  Pepper Hamilton LLP
  Firm Name

  Hercules Plaza, 1313 Market Street
  Suite 5100, P.O. Box 1709
  Wilmington, DE 19899-1709
  Address

  (302) 777-6500
  Telephone Number

  12/17/07
  Date

--------------------------------------------------------------------------------
Signature of Debtor (Corporation/Partnership)

I declare under penalty of perjury that the information provided in this petition is true and correct, and that I have been authorized to file this petition on behalf of the debtor

The debtor requests relief in accordance with the chapter of title 11, United States Code, specified in this petition


X /s/ Hugh Miller
  Signature of Authorized Individual

  Hugh Miller
  Printed Name of Authorized Individual

  Chief Executive Officer
  Title of Authorized Individual

  12/17/2007
  Date

--------------------------------------------------------------------------------
Signature of Foreign Representative

I declare under penalty of perjury that the information provided in this petition is true and correct, that I am the foreign representative of a debtor in a foreign proceeding, and that I am authorized to file this petition

(Check only one box)

|_| I request relief in accordance with chapter 15 of title 11 United States Code. Certified copies of the documents required by 11 U.S.C Section 1515 are attached


|_| Pursuant to 11 U.S.C Section 1511, I request relief in accordance with the chapter of title 11 specified in this petition. A certified copy of the order granting recognition of the foreign main proceeding is attached

X
  (Signature of Foreign Representative)


  (Printed Name of Foreign Representative)


  Date


--------------------------------------------------------------------------------
Signature of Non-Attorney Bankruptcy Petition Preparer

I declare under penalty of perjury that: (1) I am a bankruptcy petition preparer as defined in 11 U.S.C Section 110; (2) I prepared this document for compensation and have provided the debtor with a copy of this document and the notices and information required under 11 U.S.C Sections 110(b), 110(h), and 342(b); and, (3) if rules or guidelines have been promulgated pursuant to 11 U.S.C Section 110(h) setting a maximum fee for services chargeable by bankruptcy petition preparers, I have given the debtor notice of the maximum amount before preparing any document for filing for a debtor or accepting any fee from the debtor, as required in that section Official Form 19B is attached.


  Printed Name and title, if any, of Bankruptcy Petition Preparer


  Social Security number (If the bankruptcy petition preparer is not an individual, state the Social Security number of the officer, principal, responsible person or partner of the bankruptcy petition preparer)(Required by 11 U.S.C Section 110)


  Address


  X


  Date

  Signature of Bankruptcy Petition Preparer or officer, principal, responsible person, or partner whose Social Security number is provided above.

  Names and Social Security numbers of all other individuals who prepared or assisted in preparing this document unless the bankruptcy petition preparer is not an individual:


  If more than one person prepared this document, attach additional sheets conforming to the appropriate official form for each person.

  A bankruptcy petition preparer's failure to comply with the provisions of title 11 and the Federal Rules of Bankruptcy Procedure may result in fines or imprisonment or both 11 U.S.C Section 110, 18 U.S.C. Section 156


(page)


In re   Renaissance REIT Investment Corp.               Case No.
        Debtor


FORM 1. VOLUNTARY PETITION
Pending Bankruptcy Cases Filed Attachment


Name of Debtor/District                 Case No./Relationship   Date Filed/Judge

Delta Financial Corp.                   Affiliate

Delta Funding Corp.                     Affiliate

Renaissance Mortgage Acceptance Corp.   Affiliate


(page)


Form 4
(10/05)

United States Bankruptcy Court
District of Delaware

In re   Renaissance REIT Investment Corp.               Case No.
        Debtor(s)                                       Chapter  11


LIST OF CREDITORS HOLDING 20 LARGEST UNSECURED CLAIMS

Following is the list of the debtor's creditors holding the 20 largest unsecured claims. The list is prepared in accordance with Fed. R. Bankr. P. 1007(d) for filing in this chapter 11 [or chapter 9] case. The list does not include (1) persons who come within the definition of "insider" set forth in 11 U.S.C.
Section 101, or (2) secured creditors unless the value of the collateral is such that the unsecured deficiency places the creditor among the holders of the 20 largest unsecured claims. If a minor child is one of the creditors holding the 20 largest unsecured claims, indicate that by stating "a minor child" and do not disclose the child's name. See 11 U.S.C. Section 112; Fed. R. Bankr. P. 1007(m).



(1)                          (2)                                 (3)                      (4)                    (5)
Name of creditor and         Name, telephone number and          Nature of claim (trade   Indicate if claim      Amount of claim [if
complete mailing             complete mailing address,           debt, bank loan,         is contingent,         secured, also state
address including            including zip code, of employee,    government contract,     unliquidated,          value of security]
zip code                     agent, or department of creditor    etc.)                    disputed, or
                             familiar with claim who may be                               subject to setoff
                             contacted

DB Structured Prod., Inc.    DB Structured Prods., Inc.                                   Contingent             19,500,000.00
60 Wall Street               60 Wall Street                                               Unliquidated
Attn: Vincent D'Amore        Attn: Vincent D'Amore                                        Disputed
Fax: 212-797-5160            New York, NY 10005
New York, NY 10005


Software Copyright (c) 1996-2005 Best Case Solutions, Inc. - Evanston, IL -(800) 492-8037

Best Case Bankruptcy


(page)


In re   Renaissance REIT Investment Corp.            Case No.
        Debtor(s)


LIST OF CREDITORS HOLDING 20 LARGEST UNSECURED CLAIMS
(Continuation Sheet)


(1)                          (2)                                 (3)                      (4)                    (5)
Name of creditor and         Name, telephone number and          Nature of claim (trade   Indicate if claim      Amount of claim [if
complete mailing             complete mailing address,           debt, bank loan,         is contingent,         secured, also state
address including            including zip code, of employee,    government contract,     unliquidated,          value of security]
zip code                     agent, or department of creditor    etc.)                    disputed, or
                             familiar with claim who may be                               subject to setoff
                             contacted



DECLARATION UNDER PENALTY OF PERJURY
ON BEHALF OF A CORPORATION OR PARTNERSHIP

I, the Chief Executive Officer of the corporation named as the debtor in this case, declare under penalty of perjury that I have read the foregoing list and that it is true and correct to the best of my information and belief.

Date 12/17/07

Signature /s/ Hugh Miller
Hugh Miller
Chief Executive Officer

Penalty for making a false statement or concealing property: Fine of up to $500,000 or imprisionment for up to 5 years or both.
18 U.S.C. Sections 152 and 3571.


Software Copyright (c) 1996-2005 Best Case Solutions, Inc. - Evanston, IL -(800) 492-8037

Best Case Bankruptcy


(page)


United States Bankruptcy Court
District of Delaware

In re   Renaissance REIT Investment Corp.               Case No
        Debtor(s)                                       Chapter 11


VERIFICATION OF CREDITOR MATRIX


I, the Chief Executive Officer of the corporation named as the debtor in this case, hereby verify that the attached list of creditors is true and correct to the best of my knowledge.


Date: 12/17/2007

/s/ Hugh Miller
Hugh Miller/Chief Executive Officer
Signer/Title


Software Copyright (c) 1996-2005 Best Case Solutions, Inc. - Evanston, IL -(800) 492-8037

Best Case Bankruptcy


(page)


ACTION BY UNANIMOUS WRITTEN CONSENT
OF THE
BOARD OF DIRECTORS
OF
RENAISSANCE REIT INVESTMENT CORP.

(Adopted by the Board of Directors on December 13, 2007)

The undersigned, being all of the directors of Renaissance REIT Investment Corp., a Delaware corporation (the "Company"), and constituting the entire board of directors of the Company (the "Board of Directors"), acting pursuant to applicable law, hereby waive any and all requirements for the holding of a meeting, including, without limitation, any requirements as to call and notice thereof, and consent to the adoption of the following recitals and resolutions and to the actions set forth herein as of the date set forth above, which actions shall have the same force and effect as if taken by unanimous affirmative vote at a meeting of the Board of Directors duly called and held:

WHEREAS, the Board of Directors has considered the business and financial conditions and results of operations of the Company, on the date hereof, including the assets and liabilities of the Company;

WHEREAS, the Board of Directors has reviewed, considered, and received the recommendations of the senior management of the Company and the Company's legal, financial and other advisors as to the relative risks and benefits of pursuing a bankruptcy proceeding under chapter 11 of the United States Bankruptcy Code ("Chapter 11"); and

WHEREAS, Delta Financial Corporation and certain of its direct and indirect subsidiaries, including Renaissance Mortgage Acceptance Corp. (collectively, "Delta") have been notified by certain of the counterparties to its warehouse financing arrangements, or other financial arrangements under which it is or may be obligated, that it is in default of its obligations under those arrangements for alleged failure to comply with certain of Delta's obligations thereunder, and Delta lacks sufficient liquidity or other resources to satisfy these obligations.

NOW THEREFORE, be it:

RESOLVED, that, based on factors and information deemed relevant by the Board of Directors, in the judgment of the directors of the Company, it is in the best interests of the Company and its stockholders, as well as the best interests of the Company's affiliates, creditors and other interested parties under the circumstances set forth herein, that a petition be filed pursuant to Chapter 11 on behalf of the Company to preserve the value available to the creditors and stockholders of the Company and its affiliates.

RESOLVED FURTHER, that the officers of the Company (the "Authorized Officers"), or any of them, be, and they hereby are, authorized and empowered on behalf of, and in the name of, the Company to file a petition pursuant to Chapter 11 on or after December 13, 2007.


(page)


RESOLVED FURTHER, that each of the Authorized Officers be, and hereby is, authorized to execute and file all petitions, schedules, statements of affairs, lists and other papers and to take any and all related actions which such Authorized Officer may deem necessary or proper in connection with such Chapter 11 cases, in each case with respect to the Company and with respect to any subsidiary or affiliate over which the Company exerts control (if any) and is entitled to do so under applicable law, including, without limitation, directly or indirectly, as the general partner, managing member or sole member.

RESOLVED FURTHER, that the Authorized Officers be, and they hereby are, authorized and directed to employ the law firm of Morrison & Foerster LLP as general bankruptcy counsel to the Company and its affiliates to represent and assist the Company and its affiliates in filing under Chapter 11, and to take any and all actions to advance the Company's rights and the rights of its affiliates, and, in connection therewith, the Authorized Officers are hereby authorized and directed to pay appropriate retainers prior to and immediately upon the filing of the Chapter 11 case, and to cause to be filed an appropriate application for authority to retain the services of Morrison & Foerster LLP.

RESOLVED FURTHER, that the Authorized Officers be, and they hereby are, authorized and directed to employ the law firm of Pepper Hamilton LLP as local Delaware bankruptcy counsel to the Company and its affiliates to represent and assist the Company and its affiliates in filing under Chapter 11, and to take any and all actions to advance the Company's rights and the rights of its affiliates, and, in connection therewith, the Authorized Officers are hereby authorized and directed to pay appropriate retainers prior to and immediately upon the filing of the Chapter 11 case, and to cause to be filed an appropriate application for authority to retain the services of Pepper Hamilton LLP.

RESOLVED FURTHER, that the Authorized Officers be, and they hereby are, authorized and directed to employ additional professionals, including any attorneys, financial advisors or consultants to the Company and its affiliates as any Authorized Officer may deem necessary to advise, represent and assist the Company and its affiliates in carrying out their duties under Title 11 of the United States Code and other applicable law and to provide investigative, consulting, professional and other assistance in connection with the acts and transactions contemplated by these resolutions or related regulatory proceedings, and each Authorized Officer is authorized and directed to cause the Company to pay the fees and expenses of those so engaged (including appropriate retainers prior to and immediately upon the filing of the Chapter 11 case), to the extent any such Authorized Officer deems appropriate, to enter into agreements (including, without limitation, indemnity agreements) with such entities, and to cause to be filed one or more appropriate applications for authority to retain the services of such additional professionals and any such actions previously performed by any Authorized Officer of the Company are hereby approved and ratified.

RESOLVED FURTHER, that each of the Authorized Officers is authorized to cause the Company to pay any and all expenses and fees, including, without limitation, professional advisor fees and expenses, incurred by or on behalf of the Company arising in connection with the acts and transactions contemplated, including, without limitation, the review and preparation of the petitions and other documents necessary or advisable in connection with the filings under Chapter 11, and any and all schedules, statement of affairs, lists and other


(page)


papers, together with any amendments or supplemets thereto, the preparation and filing of any and all regulatory, administrative or legal reports, forms or other documents that any Authorized Officer may deem necessary or desirable in order to facilitate or permit consummation of the acts and transactions contemplated hereby and related or incidental transactions and any obligations of the Company in connection with the acts and transactions contemplated hereby.

RESOLVED FURTHER, that any Authorized Officer be, and hereby is, authorized, on behalf of the Company and its affiliates, to execute and verify voluntary petitions pursuant to Chapter 11 on behalf of the Company and its affiliates and to cause the same to be filed with the United States Bankruptcy Court for the Eastern District of New York, or in such other jurisdiction or court as said Authorized Officer may deem necessary or appropriate.

RESOLVED FURTHER, that the corporate seal of the Company may be affixed to any instrument or document executed pursuant to the foregoing resolutions by impression or affixing the corporate seal or by imprinting or otherwise reproducing thereon a facsimile thereof.

RESOLVED FURTHER, that the Authorized Officers and the other persons appointed to act on the Company's behalf in or pursuant to the foregoing resolutions are, and each of them hereby is, authorized, directed and empowered, in the name and on behalf of the Company, to execute any resolutions of any affiliates of the Company on behalf of the Company for the purposes of the authorization for filing a petition under Chapter 11 for such affiliate and any other related actions, to execute and deliver any other additional applications, certificates, agreements or any other instruments or documents or any amendments or supplements thereto, or to do or cause to be done any and all other acts and things, as they may in their discretion deem necessary or appropriate to carry out the intent and purposes of the foregoing resolutions, the taking of such actions and the execution, delivery and filing of such instruments or documents to be conclusive evidence of the necessity and appropriateness thereof.

RESOLVED FURTHER, that any actions heretofore taken by any Authorized Officer that are consistent with the authority granted by the foregoing resolutions are hereby ratified, confirmed and approved in all respects as the acts and deeds of the Company.


[Remainder of Page Intentionally Left Blank]


(page)


IN WITNESS WHEREOF, the undersigned, being all of the members of the Board of Directors of the Company have hereunto signed their names and adopted the above recitals and resolutions as of the above date and hereby direct a fully signed copy of this Action by Unanimous Written Consent of the Board of Directors to be filed with the minutes of proceedings of the Board of Directors of the Company.

This Action by Unanimous Written Consent of the Board of Directors may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute but one and the same Action by Unanimous Written Consent of the Board of Directors of the Company.


Dated: December 13, 2007
/s/ Hugh Miller
HUGH MILLER

Dated: December 13, 2007
/s/ Richard Blass
RICHARD BLASS

Dated: December 13, 2007
/s/ Lee Miller
LEE MILLER

Dated: December 13, 2007
/s/ Marc E. Miller
MARC E. MILLER

EX- 99.6

U.S. Bankruptcy Court
District of Delaware (Delaware)
Bankruptcy Petition #: 07-11883-CSS

Assigned to: Christopher S. Sontchi
Chapter 11
Voluntary
Asset

Date Filed: 12/17/2007

Debtor
Renaissance REIT Investment Corp.
1000 Woodbury Road
Suite 200
Woodbury, NY 11797
Tax id: 52-2451666

represented by David B. Stratton
Pepper Hamilton LLP
Hercules Plaza, Suite 5100
1313 Market Street
Wilmington, DE 19899-1709
usa
302-777-6500
Fax : 302-421-8390
Email:
strattond@pepperlaw.com

U.S. Trustee
United States Trustee
844 King Street, Room 2207
Lockbox #35
Wilmington, DE 19899-0035
302-573-6491

Filing Date             #               Docket Text
12/17/2007              1               Chapter 11 Voluntary Petition .
                                        Fee Amount $1039. Filed by
                                        Renaissance REIT Investment Corp..
                                        (Stratton, David) (Entered:12/17/2007)

12/17/2007              2               Motion for Joint Administration
                                        Pursuant to Fed. R. Bankr. P. 1015
                                        (b) and Local Rule 1015-1 Filed By
                                        Renaissance REIT Investment Corp.
                                        (Attachments: # 1 Exhibit A#2 Exhibit B)
                                        (Carignan, James)(Entered: 12/17/2007)

12/17/2007                              Judge Christopher S. Sontchi added to
                                        case (GVW, ) (Entered:12/17/2007)

12/18/2007              3               Receipt of filing fee for Voluntary
                                        Petition (Chapter 11)(07-11883)
                                        [misc,volp11a] (1039.00). Receipt
                                        Number 3144593, amount $1039.00.
                                        (U.S. Treasury) (Entered: 12/18/2007)